                                                                   Exhibit 10.6

                                  ASSIGNMENT OF
                         OPTION TO PURCHASE REAL ESTATE


         This Assignment of Option to Purchase Real Estate is made and executed by and among Dakota Corn Processors Cooperative (the "Cooperative"), Great Plains Ethanol, LLC ("Great Plains Ethanol"), and the Marianne Plucker Charitable Remainder Annuity Trust (the "Trust").

                                R E C I T A L S:

          A. The Trust granted to the Cooperative, and the Cooperative accepted from the Trust, and Option to Purchase Real Estate dated November 1, 2000, with respect to the following described real property:

               The Northwest Quarter (NW1/4) less Plucker's Tract 1 in the South Half of the Northwest Quarter (S1/2NW1/4) of Section 26, Township 99 North, Range 52 West of the 5th P.M., Turner County, South Dakota (the "Real Estate").

          B. The Option to Purchase Real Estate was filed for record in the Office of the Register of Deeds, Turner County, South Dakota, on November 8, 2000, at 8:30 o'clock a.m., and recorded in Book 44 of Miscellaneous, on Page 457.

          C. The Cooperative's Board of Directors obtained the Option to Purchase Real State for the purpose of constructing and operating upon the Real Estate a fuel ethanol plant.

          D. The Cooperative's Board of Directors desire to continue with its ethanol project under the legal entity of Great Plains Ethanol, thus necessitating the Assignment of the Option to Purchase Real Estate.

NOW, THEREFORE, the parties agree as follows:

          1. ASSIGNMENT AND ASSUMPTION. In consideration of the receipt of the sum of Five Hundred Dollars ($500.00), the Cooperative hereby assigns to Great Plains Ethanol the Option to Purchase Real Estate. In consideration of the receipt of the Option to Purchase Real Estate, Great Plains Ethanol assumes the rights and obligations of the Cooperative under the Option to Purchase Real Estate.

          2. CONSENT. The Trust hereby consents to the Assignment.

          Dated this 18th day of December, 2000.

MARIANNE PLUCKER CHARITABLE         DAKOTA CORN PROCESSORS
REMAINDER ANNUITY TRUST             COOPERATIVE


By   /s/ Emmet Krenik                      By   /s/ Darrin Ihnen
   ----------------------------------         ----------------------------------
    Emmet Krenik                               Darrin Ihnen
    Its  Trustee                               Its  President

                                                    GREAT PLAINS ETHANOL, LLC


                                                    By   /s/ Darrin Ihnen
                                                       -------------------------
                                                        Darrin Ihnen
                                                        Its  President

STATE OF MINNESOTA)
                  : SS
COUNTY OF LE SEUR )

         On this the 18th day of December, 2000, before me, the undersigned officer, personally appeared Emmet Krenik, Trustee, known to me or satisfactorily proven to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                      /s/ Barry Madison
                                                     --------------------------
                                                     Notary Public - Minnesota
My Commission Expires:

      January 31, 2005

STATE OF SOUTH DAKOTA )
                      : SS
COUNTY  OF  MINNEHAHA )

         On this the 18th day of December, 2000, before me, the undersigned officer, personally appeared Darrin Ihnen, known to me to be the President of Dakota Corn Processors Cooperative, a corporation, that is described in and that executed the within instrument and acknowledged to me that such corporation executed the same.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                               /s/ Beth J. Quarnstrom
                                              ---------------------------------
                                              Notary Public - South Dakota
My Commission Expires:

         August 21, 2005


STATE OF SOUTH DAKOTA )
                      : SS
COUNTY  OF  MINNEHAHA )

         On this the 18th day of December, 2000, before me, the undersigned officer, personally appeared Darrin Ihnen, known to me to be the President of Great Plains Ethanol, LLC, a limited liability company, that is described in and that executed the within instrument and acknowledged to me that such limited liability company executed the same.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                  /s/ Beth J. Quarnstrom
                                                 ---------------------------
                                                 Notary Public - South Dakota
My Commission Expires:
         August 21, 2005

Document Prepared By:
Jim Wiederrich
Woods, Fuller, Shultz & Smith P.C.
300 South Phillips Avenue, Suite 300
Sioux Falls, SD 57104-6392
Telephone: (605) 336-3890

                         OPTION TO PURCHASE REAL ESTATE

         1. For and in consideration of the sum of $500.00, the receipt and sufficiency of which is acknowledged, the undersigned Trustee of the Marianne Plucker Charitable Remainder Annuity Trust (the "Seller"), gives and grants to Dakota Corn Processors Cooperative, a South Dakota cooperative with an address of P.O. Box 173, Lennox, South Dakota 57039, its successors and assigns (the "Grantee") for a term of two (2) years from the date of this Option, the exclusive and irrevocable right and option to purchase the following described real estate, or any portion thereof, located in Turner County, South Dakota:

          The Northwest Quarter (NW1/4) less Plucker's Tract 1 in the South Half of the Northwest Quarter (S1/2NW1/4) of Section 26, Township 99 North, Range 52 West of the 5th P.M., Turner County, South Dakota

together with all easements, rights and appurtenances attached thereto (the "Real Estate") for a purchase price of $2,400.00 per acre, as determined by current survey (not including, for purposes only of computing the purchase price, any portions of the Real Estate which lie within public highways, rights-of-way, streets, roads and roadways). The consideration paid by the Grantee for this option shall be credited to the purchase price payable at closing.

         2. The Grantee may exercise this option by sending (via certified mail or personally delivering) written notice of such exercise to the following individual:

                  Mr. Emmet Krenik
                  P.O. Box 130
                  Le Center, MN 56057

within or prior to two (2) years from the date of this option or prior to the expiration of any extended period as Seller shall grant. The written notice of exercise shall identify the number of acres that Grantee or its assignee desires to purchase.

         3. After execution of this document by the Seller, and either before or after the exercise of this option by the Grantee, the Grantee may enter upon the Real Estate and do and perform all surveying, engineering, soil borings and other tests and acts deemed necessary by Grantee to satisfy Grantee that the Real Estate is suitable for the uses and purposes intended by the Grantee. Any such tests and acts shall be at the Grantee's cost and expense.

         4. During the option period, Seller shall not sell, encumber, or otherwise transfer or dispose of the Real Estate to any individual or entity other than the Grantee.

         5. The Seller may lease the Real Estate for the 2001 crop season, but may not lease the Real Estate for the 2002 crop season without the Grantee's prior written consent. The Grantee will compensate the tenant for any crop damage caused by the Grantee in performing the tests and acts described in
Section 3. In the event the Grantee exercises this option on any real property that has planted, but unharvested crops thereon, Grantee will, in addition to the purchase price set forth above, pay the tenant the full value of such growing crop, or in the alternative, grant the tenant reasonable time to harvest the growing crops when they are mature and suitable to be harvested.

         6. The Grantee's obligation to purchase the Real Estate after the exercise of the option is subject to the satisfaction, or written waiver by Grantee of the following conditions precedent:

                  a. The Seller's title to the Real Estate must be good, merchantable and marketable fee simple title, free and clear of any liens or encumbrances.

                  b. The Real Estate must be finally and unconditionally zoned for Grantee's intended uses and purposes, with all necessary classifications, variances, permissions, conditional uses and exceptions required for Grantee's intended development, improvement and use of the Real Estate. Seller shall cooperate fully with Grantee and assist Grantee in obtaining any necessary rezoning, variances or conditional use permits. Grantee shall be responsible for paying all costs associated with obtaining such approvals. If any applications for rezoning or variances are filed during the term of this option or any extension, this option shall be automatically extended to a date which is thirty (30) days after such rezoning, variance or conditional use permit is finally granted and all time for appeals or a referendum has expired. If such rezoning or variance is denied, this option shall terminate and all sums paid by Grantee to Seller for this option and any extension shall be refunded to Grantee.

         7. Upon the receipt of Grantee's notice of the exercise of the option, Seller will deliver to the Grantee for examination a commitment for title insurance issued by a qualified title insurer. Grantee shall have fourteen (14) days following receipt of the commitment for title insurance to identify and disclose to Seller any title defect or encumbrance which is not acceptable to Grantee. The Seller shall then attempt to resolve any title defect or encumbrance by the closing date. The Grantee or its assignee shall receive on the closing date a policy of title insurance insuring marketable title in the Grantee as purchaser of the property. The Grantee and Seller shall each pay one-half (1/2) of the cost of the title insurance and one-half (1/2) of the closing costs.

         8. Seller shall convey the Real Estate to the Grantee in fee simple, free and clear of all liens and encumbrances, by good and sufficient deed of conveyance, in the usual form of a warranty deed, subject to all restrictions and easements of record, if any. The Seller shall pay the real estate transfer fee imposed by SDCL Section 43-4-21.

         9. Closing shall occur within thirty (30) days following the date that the Grantee gives notice of exercise of the option to purchase, the date final zoning approval is granted, or the date that the Seller has corrected any legal and valid objections to title, whichever date is the latest to occur.

         10.      The purchase price shall be paid in cash at closing.

         11. Seller shall pay all unpaid real estate taxes and assessments, if any, which are payable during the year that the option is exercised. The real estate taxes and assessments, if any, which are assessed in the year that the option is exercised shall be prorated to the date of possession, the amount thereof to be computed on the basis of taxes due and payable in the year that the option is exercised.

         12. The Grantee may assign its rights under this option to a third party, with the prior consent of the Seller.

         13. This option shall be governed by the laws of the State of South Dakota. The Seller consents to the jurisdiction of the courts of the State of South Dakota and agrees that any action arising out of or to enforce this option must be brought and maintained in South Dakota.

         Dated this 1st day of November, 2000.

MARIANNE PLUCKER CHARITABLE                               DAKOTA CORN PROCESSORS
REMAINDER ANNUITY TRUST                                   COOPERATIVE


By    /s/ Emmet Krenik                         By    /s/ Darrin Ihnen
   ----------------------------------              -----------------------------
   Emmet Krenik                                    Darrin Ihnen
   Its Trustee                                     Its President



STATE OF MINNESOTA )
                    : SS
COUNTY OF Lesueur  )

         On this the 1st day of November, 2000, before me, the undersigned officer, personally appeared Emmet Krenik, Trustee, known to me or satisfactorily proven to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                     /s/ Maureen Blaschko
                                                     ---------------------------
                                                     Notary Public - Minnesota

My Commission Expires: 1-31-05

STATE OF SOUTH DAKOTA      )
                           : SS
COUNTY OF TURNER           )

         On this the 6th of November, 2000, before me, the undersigned officer, personally appeared Darrin Ihnen, known to me to be the President of Dakota Corn Processors Cooperative, a corporation, that is described in and that executed the within instrument and acknowledged to me that such corporation executed the same.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                       /s/ Anita Koller
                                              ---------------------------------
                                              Notary Public - South Dakota
My Commission Expires: 9-12-01

Prepared by:
Elizabeth A. Lewis
Woods, Fuller, Shultz & Smith P.C.
300 South Phillips Avenue, Suite 300
P.O. Box 5027
Sioux Falls, SD 57117-5027
(605) 336-3890

Returned to: Preparer

STATE OF SOUTH DAKOTA, County of Turner, as Filed for record this 8th day of Nov 2000 at 8:30 o'clock am and Recorded in Book Misc 44 on Page 457 /s/ Carol J. Viet Register of Deeds _____________________ Deputy


[Turner County Seal, Register of Deeds, State of South Dakota]